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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                               September 14, 2004


               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                       005-47548                      133739905
-------------------------------   ------------------------   ---------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
        incorporation)

                        466 Lexington Avenue, New York, New York 10017
                        ----------------------------------------------
                           (Address of principal executive offices)

               Registrant's telephone number, including area code: 212-875-3500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / /  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     / /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

     On September 14, 2004, The Emerging Markets Telecommunications Fund, Inc., a Maryland corporation (the "Fund"), issued a press release disclosing certain
Fund information that will be presented to an investor at a meeting to be held later that same day. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (a) NOT APPLICABLE.

            (b) NOT APPLICABLE.

            (c) EXHIBITS:

                99.1   Press Release dated September 14, 2004.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 14, 2004                  THE EMERGING MARKETS
                                           TELECOMMUNICATIONS FUND, INC.


                                           By: /s/ Hal Liebes
                                               --------------
                                               Hal Liebes
                                               Senior Vice President

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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DESCRIPTION
99.1          Press Release dated September 14, 2004.
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